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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2001 (August 28,
2001)

                       ENDO PHARMACEUTICALS HOLDINGS INC.

             (Exact name of registrant as specified in its charter)


DELAWARE                             39040                       13-4022871

(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                      19317
(Address of principal executive offices)                    (Zip Code)


                                 (610) 558-9800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On August 29, 2001, the Registrant and Endo Pharmaceuticals Inc., a wholly owned subsidiary of the Registrant, entered into amended and restated employment agreements with each of its executive officers. These agreements are effective as of September 1, 2001 and are each for a one-year term, renewable at the executive's and company's option. Copies of these agreements are filed herewith as Exhibits 10.27, 10.28, 10.29, 10.20, 10.35 and 10.36 and are
incorporated by reference.

         On August 28, 2001, the Registrant executed an agreement with Ventiv Health U.S. Sales Inc. ("Ventiv") that is dated as of February 1, 2001, whereby a team of Ventiv professional sales representatives, under our management's direction, exclusively promotes certain of our products to healthcare professionals in the United States. The term of this agreement is until December 31, 2003, but will automatically renew for one-year periods thereafter. A copy of this agreement is filed herewith as Exhibit 10.41 and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number             Description

         10.27 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Endo Pharmaceuticals Inc. ("Endo Pharmaceuticals") and Carol A. Ammon

         10.28 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Endo Pharmaceuticals and Jeffrey R. Black
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         10.29       Amended and Restated Employment Agreement, dated as of
                     September 1, 2001, by and between Endo Pharmaceuticals and David Allen Harvey Lee, MD, Ph.D.

         10.30 Amended and Restated Employment Agreement, dated as September 1, 2001, by and between Endo Pharmaceuticals and Mariann T. MacDonald

         10.35 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Registrant and Caroline
                     E. Berry

         10.36 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Registrant and Peter A. Lankau

         10.41 Service Agreement, dated as of February 1, 2001, by and between Endo Pharmaceuticals and Ventiv Health U.S. Sales Inc.
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                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ENDO PHARMACEUTICALS HOLDINGS INC.
                                              (Registrant)


                                    By: /s/ CAROL A. AMMON
                                        ________________________________________
                                          Name:  Carol A. Ammon
                                          Title: President & Chief Executive
                                                 Officer

Dated:  August 31, 2001
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                                INDEX TO EXHIBITS

Exhibit No.                         Description

         10.27 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Endo Pharmaceuticals Inc. ("Endo Pharmaceuticals") and Carol A. Ammon

         10.28 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Endo Pharmaceuticals and Jeffrey R. Black

         10.29 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Endo Pharmaceuticals and David Allen Harvey Lee, MD, Ph.D.

         10.30 Amended and Restated Employment Agreement, dated as September 1, 2001, by and between Endo Pharmaceuticals and Mariann T. MacDonald

         10.35 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Registrant and Caroline E. Berry

         10.36 Amended and Restated Employment Agreement, dated as of September 1, 2001, by and between Registrant and Peter A. Lankau

         10.41 Service Agreement, dated as of February 1, 2001, by and between Endo Pharmaceuticals and Ventiv Health U.S. Sales Inc.